UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934
                    (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as
   permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                   SEABOARD CORPORATION
_______________________________________________________________________________

     (Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X}No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:___________________________________________________________

        ___________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:___________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____

        ___________________________________________________________________

   (4)  Proposed maximum aggregate value of transaction:___________________

   (5)  Total fee paid:____________________________________________________
[ ]Fee paid previously with preliminary materials.
[ ]Check  box if any part of the fee is offset as  provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1)  Amount previously paid:____________________________________________
   (2)  Form, Schedule or Registration Statement No.:______________________
   (3)  Filing party:______________________________________________________
   (4)  Date filed:________________________________________________________

                   SEABOARD CORPORATION
                   9000 West 67th Street
               Shawnee Mission, Kansas 66202

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      APRIL 23, 2012

     Notice is hereby given that the 2012 Annual Meeting of
Stockholders   of   Seaboard   Corporation,   a    Delaware
corporation,  will be held at the Westin  Waltham,  70  3rd
Avenue, Waltham, Massachusetts, on Monday, April 23, 2012, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect five directors to hold office until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2.   To  consider   and   act  upon  ratification  and
          approval of the selection of KPMG LLP as the independent auditors of Seaboard for the year ending December 31, 2012;

     3. To consider and act upon a stockholder proposal, if introduced at the meeting, as described in the accompanying proxy statement; and

     4. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business on Monday, February 27, 2012, as the record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

                              By  order  of  the  Board  of
                              Directors,

                              David M. Becker,
                              Senior Vice President,
                              General Counsel and Secretary

March 9, 2012

YOUR  VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO  ATTEND
THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS
APPEARING  ON  THE  ENCLOSED  PROXY  CARD  AS  PROMPTLY  AS
POSSIBLE  IN  ORDER  TO ENSURE YOUR REPRESENTATION  AT  THE
MEETING.

   IMPORTANT NOTICE Regarding the Availability of Proxy
                         Materials
 For the Stockholder Meeting to be held on April 23, 2012

This  notice  of  annual  meeting  and  accompanying  proxy
materials  are  available  to  you  on  the  Internet.   We
encourage you to review all of the important information contained in the proxy materials before voting.

  Our Company's Proxy Statement, Annual Report and other
     proxy materials to Stockholders are available at:
 www.seaboardcorp.com (under "Investors" and "SEC Filings"
                           tabs)

                 SEABOARD CORPORATION
                 9000 West 67th Street
            Shawnee Mission, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 23, 2012

                                          March 9, 2012
Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard")  to  be held on Monday,  April  23,  2012,
commencing  at  9:00  a.m.,  local  time,  and  at  any
adjournment  thereof.  The meeting is  called  for  the
purposes  set forth in the foregoing Notice  of  Annual
Meeting, and will be held at the Westin Waltham, 70 3rd
Avenue,   Waltham,  Massachusetts.   You   may   obtain
directions to the location of the annual meeting by calling us at (913) 676-8800.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on  the  February 27, 2012 record date are entitled  to
notice  of, and to vote at, the annual meeting  and  at
any      adjournment     thereof.      Seaboard     had
1,210,597.24 shares of common stock, $1.00 par value, outstanding and entitled to vote as of the record date.
Each such share of common stock is entitled to one vote on each matter properly to come before the annual meeting. This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about March 9, 2012.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock  on  the record date, or 605,299  shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by proxies reflecting one or more
"broker   non-votes"  as  present   for   purposes   of
determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote with respect to one or more matters; (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity; and (iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on such matter or matters.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement and letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed for use at the annual meeting.  You  may
vote your shares by completing the proxy card with your
vote,  signature and date, and returning it by mail  in
the   envelope   provided,  or  you  can   follow   the
instructions  on the proxy card to cast your  vote  via
the  Internet or telephone.  Any stockholder  giving  a
proxy  in accordance with the enclosed form may  revoke
it  at  any time before it is exercised.  A stockholder
may  revoke  his  or  her proxy by  delivering  to  the
Secretary of Seaboard a written notice of revocation or
a  duly  executed  proxy bearing a later  date,  or  by
attending  the  meeting and voting in person.   A  duly
completed proxy will be voted at the annual meeting  in
accordance  with  the instructions of the  stockholder.
Where  a  stockholder's  voting  instructions  are  not
specified   in   the   completed  proxy,   the   shares
represented  by  the  proxy will  be  voted  "for"  the
election  of  the nominees for director listed  herein,
"for"  ratification of the selection  of  KPMG  LLP  as
independent  auditors  for  2012,  and  "against"   the
stockholder  proposal  described  herein   that   would
encourage management to create and announce a plan  for
phasing  out  the  confinement  of  breeding  pigs   in
gestation crates.  The Board of Directors does not know
of  any matters that will be brought before the meeting
other  than those referred to in the Notice  of  Annual
Meeting.   However, if any other matter properly  comes
before  the  meeting, it is intended that  the  persons
named   in  the  enclosed  form  of  proxy,  or   their
substitutes acting thereunder, will vote on such matter
in  accordance with their discretion and judgment.   If
your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Seaboard will bear all expenses in connection with the solicitation of proxies, including preparing, assembling and mailing this proxy statement.
After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of Seaboard. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
other   proposals   set  forth   herein   require   the
affirmative   vote  of  a  majority   of   the   shares
represented  at  the  meeting.  Shares  represented  by
broker non-votes as to such
matters are  treated  as  not  being  present  for  the
purposes of such matters,  while abstentions as to such
matters are treated  as  being present but not   voting
in  the affirmative.  Accordingly, the effect of broker
non-votes is only  to  reduce  the   number  of  shares
considered to be  present for   the   consideration  of
such   matters,   while abstentions will have the  same
effect as votes  against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as  of  January  31,  2012 (unless otherwise  indicated
below) regarding the beneficial ownership of Seaboard's
common  stock by the only persons known to  us  to  own
beneficially  5  percent or more of  Seaboard's  common
stock.   Unless  otherwise  indicated,  all  beneficial
ownership consists of sole voting and sole investment power.

      Name and Address               Amount and Nature of       Percent
      of Beneficial Owner            Beneficial Ownership      of Class
      _________________________________________________________________

      Steven J. Bresky(1)                 902,511.24             74.6%
      c/o Seaboard Flour, LLC
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      Seaboard Flour, LLC(2)              465,825.69             38.5%
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      SFC Preferred LLC(2)                428,122.55             35.4%
      1320 Centre Street, Suite 200
      Newton Center, MA  02459

      FMR LLC(3)                           61,046                 5.0%
      82 Devonshire Street
      Boston, MA  02109
________________

(1) The   shares   reported  include  2,538   shares   of
    Seaboard's     common    stock    owned     directly;
    465,825.69  shares  of Seaboard's common  stock  that
    may  be  attributed to S. Bresky  by  virtue  of  his
    position as sole manager of Seaboard Flour LLC,  with
    the  right to vote Seaboard shares owned by  Seaboard
    Flour  LLC;  428,122.55 shares of  Seaboard's  common
    stock  that may be attributed to S. Bresky by  virtue
    of     his    position    as    sole    manager    of
    SFC  Preferred  LLC, with the right to vote  Seaboard
    shares  owned by SFC Preferred LLC; 1,775  shares  of
    Seaboard's  common stock that may  be  attributed  to
    S.  Bresky, as co-trustee of a trust which owns  such
    shares;  and 4,250 shares of Seaboard's common  stock
    that  may be attributed to him as co-trustee  of  the
    "Bresky  Foundation" trust.  All of the common  units
    of   Seaboard   Flour  LLC  and  SFC  Preferred   LLC
    (collectively, the "Seaboard Flour Entities") are held by S. Bresky and other members of the Bresky family, including trusts created for their benefit.

(2) S. Bresky,  Chairman  of  the  Board,  President  and
    Chief   Executive  Officer  of  Seaboard,  and  other
    members  of  the  Bresky  family,  including   trusts
    created  for their benefit, beneficially own  all  of
    the  common  units  of the Seaboard  Flour  Entities.
    S.  Bresky is the co-trustee and beneficiary of  some
    of  the  trusts  owning units of the  Seaboard  Flour
    Entities,   and  may  be  deemed  to  have   indirect
    beneficial ownership of Seaboard's common stock held by the Seaboard Flour Entities by virtue of his position as manager of both of the Seaboard Flour
    Entities, with the right to vote Seaboard shares owned by the Seaboard Flour Entities.

(3) The  information  with  respect  to  the  holdings of
    FMR  LLC  is provided as of December 31, 2011,  based
    on  a  Schedule 13G filed by FMR LLC with the SEC  on
    February  14,  2012.  FMR LLC reports  that,  of  the
    61,046  shares beneficially owned, it has sole voting
    power   with  respect  to  13,446  shares  and   sole
    dispositive power with respect to all 61,046  shares.
    Fidelity  Management & Research Company ("Fidelity"),
    a   wholly-owned  subsidiary  of  FMR  LLC   and   an
    investment  adviser registered under  the  Investment
    Advisers Act of 1940 ("Investment Advisers Act"),  is
    the beneficial owner of 47,600 shares as a result  of
    acting  as  investment adviser to various  investment
    companies  registered  under the  Investment  Company
    Act  of  1940.   Edward C. Johnson  3d  (Chairman  of
    FMR  LLC)  and  FMR  LLC,  through  its  control   of
    Fidelity,  and  the  funds each have  sole  power  to
    dispose  of  the 47,600 shares owned  by  the  funds.
    Members  of  the family of Edward C. Johnson  3d  are
    the  predominant owners, directly or through  trusts,
    of  Series  B  common shares of FMR LLC, representing
    49  percent  of  the voting power of  FMR  LLC.   The
    Johnson   family  group  and  all  other   Series   B
    shareholders   of  FMR  LLC  have  entered   into   a
    shareholders'  voting  agreement  under   which   all
    Series B shares will be voted in accordance with  the
    majority  vote of Series B shares.  Neither  FMR  LLC
    nor  Edward C. Johnson 3d has the sole power to  vote
    or  direct the voting of the shares owned directly by
    the  Fidelity  funds, which power  resides  with  the
    funds' Boards of Trustees.  Fidelity carries out  the
    voting   of   the  shares  under  written  guidelines
    established   by  the  funds'  Boards  of   Trustees.
    Pyramis   Global   Advisors,  LLC   ("Pyramis"),   an
    indirect  wholly-owned subsidiary of FMR LLC  and  an
    investment  adviser registered under  the  Investment
    Advisers   Act,   is   the   beneficial   owner    of
    13,446   shares  as  a  result  of  its  serving   as
    investment   manager   of   institutional   accounts,
    non-U.S.   mutual   funds  or  investment   companies
    registered under the Investment Company Act  of  1940
    owning  such  shares.   Edward  C.  Johnson  3d   and
    FMR  LLC,  through its control of Pyramis,  each  has
    sole  dispositive power over 13,446 shares  and  sole
    power   to   vote   or  to  direct  the   voting   of
    13,446 shares owned by the institutional accounts of funds advised by Pyramis, as reported above.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  31,  2012  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 10 and all of our directors and executive officers as a group.

          Name of                    Amount and Nature of     Percent
     Beneficial Owner                Beneficial Ownership     of Class
     _________________________________________________________________

     Steven J. Bresky                    902,511.24 (1)         74.6%
     David A. Adamsen                         20                  *
     Douglas W. Baena                        100                  *
     Joseph E. Rodrigues                     200                  *
     Edward I. Shifman, Jr.                    5                  *
     Robert L. Steer                         - 0 -                *
     Rodney K. Brenneman                     - 0 -                *
     David M. Dannov                          10                  *
     Edward A. Gonzalez                      - 0 -                *
     Terry J. Holton                         - 0 -                *
     All directors and executive         903,006.24             74.7%
     officers as a group (20 persons)
_______________

(1) The nature of the beneficial ownership of the shares reported is set forth in footnote (1) to the table under "Principal Stockholders" above.

* Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Our Board of Directors has fixed the number of directors at five, and has nominated the persons set forth below for election at the annual meeting. Unless otherwise specified, proxies will be voted in favor of the election as directors of the following five persons for a term of one year and until their successors are elected and qualified.

                              Principal  Occupations and  Positions
                             and Specific Experience, Qualifications,  Director
Name                    Age            Attributes or Skills              Since
_______________________________________________________________________________

Steven J. Bresky         58  Director, Seaboard Corporation; President    2005
                             and Chief Executive Officer (since July
                             2006), Seaboard Corporation; Manager,
                             Seaboard Flour (since 2006). Mr. Bresky
                             is particularly qualified to be a
                             Director of Seaboard based on his
                             experience in working for Seaboard for
                             more than 30 years, including acting as
                             President of Seaboard Corporation  and
                             as President of Seaboard's Overseas
                             Division.

David A. Adamsen         60  Director and Member of Audit Committee,      1995
                             Seaboard Corporation; former Vice
                             President - Wholesale Sales (January
                             2009-2010), C&S Wholesale Grocers
                             (wholesale food distribution company);
                             Vice President - Wholesale & Manufacturing
                             (2005-2008), The Penn Traffic Co. (retail and wholesale food distribution company).
                             Mr. Adamsen has worked for more than 35
                             years in the food, food distribution, and food manufacturing businesses. His experience and knowledge make him qualified as a Director for Seaboard.

Douglas W. Baena         69  Director and Chairman of Audit Committee,    2001
                             Seaboard Corporation; self-employed (since
                             1997), engaging in facilitation of
                             equipment lease financings and consulting, doing business as CreditAmerica Corporation.
                             Mr. Baena has an educational background in accounting and has experience working as a Certified Public Accountant. He also has experience arranging lease financing transactions for companies. This accounting and finance background provides experience and attributes which are desirable for a Seaboard Director.

Joseph  E. Rodrigues     75  Director, Seaboard Corporation.              1990
                             Mr. Rodrigues is a retired former
                             Executive Vice President and Treasurer of
                             Seaboard Corporation, who worked for more than 20 years in various operational and executive positions for Seaboard prior to retiring in 2001. Mr. Rodrigues had responsibilities with Seaboard relating to most of its businesses, making him valuable as a director.

Edward I. Shifman, Jr.   68  Director and Member of Audit Committee,      2009
                             Seaboard Corporation.  Mr. Shifman is
                             retired and has experience working as a
                             banker for more than 30 years for various financial institutions, providing experience qualifying him to serve as a Director.

  Edward  I.  Shifman, Jr. is a first cousin of  Steven
J. Bresky.

  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the five persons listed above.

            BOARD OF DIRECTORS INFORMATION

Meetings of the Board

  The  Board of Directors held four meetings in  fiscal
2011,  one  of  which was a telephonic meeting.   Other
actions  of  the  Board  of  Directors  were  taken  by
unanimous  written consent, as needed.   Each  director
attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although generally the directors have attended Seaboard's annual stockholders' meetings. All directors, except Mr. Bresky, attended the 2011 annual meeting.

Controlled Corporation

  Seaboard  is a "controlled corporation,"  as  defined
in  the  rules of the NYSE Amex Equities, because  more
than  50  percent of the voting power  of  Seaboard  is
owned   by  the  Seaboard  Flour  Entities.   As  such,
Seaboard  is  exempted from many  of  the  requirements
regarding    Board   of   Director    committees    and
independence.   The members of our Board  of  Directors
who are independent within the meaning of the NYSE Amex
Equities  listing  standards are Joseph  E.  Rodrigues,
David  A.  Adamsen,  Douglas W.  Baena  and  Edward  I.
Shifman, Jr.

Board Leadership Structure and Role in Risk Oversight

  Steven  J. Bresky serves as both Seaboard's principal
executive  officer and Chairman of the  Board.   Steven
J.  Bresky  is  the  beneficial owner of  approximately
74.6  percent of Seaboard, and has more than 30  years'
experience  with Seaboard.  Seaboard does  not  have  a
lead  independent  director.   Seaboard  believes  that
Steven J. Bresky has a sufficient vested interest in Seaboard on the basis of his stock ownership position, and has the experience necessary to lead Seaboard as both the principal executive officer and Chairman of the Board.

  The   Audit  Committee  of  the  Board  of  Directors
provides risk oversight of Seaboard with respect to the
audit  of  Seaboard's financial statements,  Seaboard's
internal  audit  function  and  any  financial  matters
reported to Seaboard's Vice President of Internal Audit
or  other Seaboard representative.  The Audit Committee
administers  this  oversight  function  through   Audit
Committee  meetings  and periodic meetings  in  private
with  Seaboard's  auditors, KPMG, and  Seaboard's  Vice
President  of  Internal Audit.  The Board of  Directors
does not have any other significant oversight function,
aside   from  performance  of  the  Board  of  Director
function  through
periodic  meetings.   The  Board of Directors does  not
believe that its role in risk oversight of Seaboard has any significant effect on the Board's leadership structure.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit Committee.  There currently are no other standing
executive, compensation, nominating or other committees
of   Seaboard's  Board  of  Directors,  or   committees
performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established  an  Audit Committee  comprised  solely  of
independent  directors.   The  members  of  the   Audit
Committee  are David A. Adamsen, Douglas W.  Baena  and
Edward  I. Shifman, Jr.  Mr. Baena is Chairman  of  the
Audit  Committee.   The  Audit  Committee  selects  and
retains  independent auditors and assists the Board  in
its  oversight of the integrity of Seaboard's financial
statements,   including   the   performance   of    our
independent  auditors  in their  audit  of  our  annual
financial  statements.  The Audit Committee meets  with
management  and  the independent auditors,  as  may  be
required.  The independent auditors have full and  free
access to the Audit Committee, without the presence  of
management.  The Board of Directors has determined that
Douglas  W.  Baena  is  an "audit  committee  financial
expert" and is "independent," within the meaning of the
listing  standards  of NYSE Amex Equities.   The  Audit
Committee held five meetings in fiscal 2011, three of which were telephonic meetings.

Director Nominations

  The  Board  of Directors believes it is not necessary
to  have a separate nominating committee because of the
low turnover of Board of Director seats and because the
entire   Board   of  Directors  participates   in   the
consideration of director nominees.  There currently is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and professional ethics, and should be willing
and  able  to  devote the required amount  of  time  to
Seaboard's business.  In determining whether a director
should be retained and stand for re-election, the Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   Seaboard's policy is to consider nominees  who
are  submitted by stockholders on a case-by-case basis.
All    nominees,   including   those    submitted    by
stockholders,  will  be evaluated using  generally  the
same  methods and criteria, although those methods  and
criteria are not standardized and may vary from time to
time.   The Board does not have any policy with respect
to   diversity  and  does  not  consider  diversity  in
identifying nominees for Director.

Communication with the Board

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

Compensation of Directors

  The following table shows the compensation received by each member of our Board of Directors (other than those who are named executive officers in the Summary
Compensation table on page 10) for service on the Board in 2011.

                   Director Compensation Table

                        Fees Earned        All Other
                      or Paid in Cash   Compensation(1)     Total

 Douglas W. Baena          $68,500          $40,000       $108,500
 David A. Adamsen          $61,500            - 0 -       $ 61,500
 Edward I. Shifman, Jr.    $61,500            - 0 -       $ 61,500
 Joseph E. Rodrigues       $50,500          $40,736       $ 91,236
______________

(1) All   Other   Compensation for   D. Baena  was  for
    consulting services related to Seaboard's executive
    compensation   agreements  and  plans.   All  Other
    Compensation  for  J.  Rodrigues  was  the  cost of
    providing  private   airplane   transportation   on
    account of a family medical emergency, and a tax gross-up in the amount of $19,676 to reimburse him for the taxes incurred on account of this benefit.

  Beginning   with  the  second  quarter,  2011,   each
non-employee   director  received   $12,500   quarterly
($10,000  for  the  first quarter)  and  an  additional
$2,000  per quarter for service on the Audit  Committee
of the Board.  The Chairman of the Audit Committee also
received  an  additional $2,000 per quarter,  beginning
with the second quarter ($1,000 for the first quarter).
Each  non-employee director also receives an additional
$1,500  for  each  in-person Board or  Audit  Committee
meeting.   All  director compensation  represents  fees
paid in cash only.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive Officer, the Chief Financial Officer, the three other highest paid executive officers of Seaboard and one former executive officer of Seaboard (the
"Named Executive Officers") for such period in all capacities in which they have served:

                              Summary Compensation Table

                                               Change in
                                             Pension Value
                                           And Non-Qualified
    Name                                       Deferred
     and                                     Compensation    All Other
  Principal                Salary(1) Bonus(2) Earnings(3) Compensation(4) Total
  Position           Year     ($)      ($)        ($)           ($)        ($)
_______________________________________________________________________________

Steven J. Bresky      2011  865,000 1,200,000  3,008,397     117,271  5,190,668
President             2010  845,000 1,200,000  2,954,501     118,805  5,118,306
Chief Executive       2009  858,985   850,000    958,291     117,584  2,784,860
Officer

Robert L. Steer       2011  660,000 1,100,000  1,574,036     125,564  3,459,600
Executive Vice        2010  645,000 1,100,000  1,578,361     119,293  3,442,654
President,            2009  655,631   800,000  1,138,546     134,101  2,728,278
Chief Financial
Officer

David M. Dannov       2011  395,000   675,000  1,499,859     103,648  2,673,507
President, Seaboard   2010  360,000   850,000    960,785      78,558  2,249,343
Overseas Trading      2009  349,592   700,000    599,093      84,336  1,733,021
Group

Edward A. Gonzalez    2011  410,000   600,000    678,711      82,005  1,770,716
President, Seaboard   2010  397,000   750,000    631,820     107,384  1,886,204
Marine Ltd.           2009  403,531   600,000    393,250     106,592  1,503,373

Terry J. Holton(5)    2011  304,500   450,000    494,975      58,380  1,307,855
President, Seaboard
Foods LLC

Rodney K. Brenneman   2011  614,611   850,000  2,101,995     160,210  3,726,816
President, Butterball 2010  507,000 1,000,000  1,040,362     110,785  2,658,147
Former President,     2009  515,592   700,000    630,866     109,224  1,955,682
Seaboard Foods LLC
_____________

(1) Salary includes amounts deferred at the  election  of
    the  Named Executive Officers under Seaboard's 401(k)
    Retirement  Savings  Plan, the  Seaboard  Corporation
    Non-Qualified  Deferred  Compensation  Plan  and  the
    Executive  Deferred  Compensation  Plan,  such  plans
    being described below under "Benefit Plans."   Salary
    for R. Brenneman for 2011 includes amounts earned for services to Seaboard prior to September 1, 2011 and to Butterball thereafter.

(2) Reflects    guaranteed   bonus,    under   Employment
    Agreements  described below, and discretionary  bonus
    earned, and includes amounts deferred at the election
    of  the  Named  Executive  Officers  under Seaboard's
    401(k)  Retirement   Savings   Plan,  the    Seaboard
    Corporation Non-Qualified Deferred Compensation  Plan
    and   the   Executive   Deferred   Compensation  Plan
    described below under "Benefit Plans."  The bonus for
    R. Brenneman for 2011 is for service to Seaboard.

(3) Reflects the actuarial increase in the present  value
    of the Named Executive Officer's benefits  under  all
    retirement  plans,  for which information is provided
    in the Pension Benefits table on page 16,  determined
    using interest rate and mortality  rate  assumptions,
    consistent with those  used in  Seaboard's  financial
    statements.  These  amounts for  2011 are the amounts
    set forth  in the Summary Compensation  Table.  These
    amounts  for   2010   are  as  follows:   S.  Bresky,
    $2,796,049; R. Steer, $1,424,100; D. Dannov, $956,458;
    E. Gonzalez,  $631,820; and R. Brenneman, $1,002,889.
    These amounts for 2009 are as  follows:   S.  Bresky,
    $750,292; R.  Steer,  $936,048;  D. Dannov, $593,413;
    E. Gonzalez,  $393,250;  and R. Brenneman,  $572,361.
    For 2011, there were no above-market or  preferential
    earnings   on contributions   under   the  Investment
    Option   Plan  described below.  The amounts for 2010
    and  2009  reflect  the   above-market  earnings   on
    contributions  under   the  Investment   Option  Plan
    described below.   The  amounts for   2010   are   as
    follows:   S.  Bresky,  $158,452; R. Steer, $154,261;
    R.  Brenneman,   $37,473;   D. Dannov,   $4,327;  and
    T. Holton, $32,935.  The amounts for  2009   are   as
    follows: S. Bresky,  $207,999;  R.  Steer,  $202,498;
    R.  Brenneman,  $58,505;  D.  Dannov,   $5,680;   and
    T. Holton, $43,298.

(4) Included  in  All  Other  Compensation  are  Seaboard
    matching   contributions   under   the  Non-Qualified
    Deferred Compensation Plan, such plan being described
    below  under "Benefit Plans."  These amounts for 2011
    are as follows: S. Bresky, $54,649; R. Steer, $46,195;
    D.  Dannov, $27,000; E. Gonzalez, $28,000; T. Holton,
    $11,852; and R. Brenneman, $34,915.  For R. Brenneman
    for  2011, this amount also includes $4,933  paid  by
    Butterball  to provide him with an effective  overall
    3   percent   401(k)  matching  percentage   on   his
    compensation, which he is not being provided by the Butterball 401(k) on account of the Internal Revenue
    Code limitation on the amount of compensation on which benefits can be provided in 401(k) plans.

    Also  included  in  All  Other Compensation  are  the
    amounts  earned  for  unused paid  time  off.   These
    amounts  for 2011 are as follows:  S. Bresky, $4,990;
    R.  Steer,  $25,385; D. Dannov, $15,192; E. Gonzalez,
    $15,769;   T.  Holton,  $11,712;  and  R.  Brenneman,
    $25,691.

    Also   included   in   All  Other  Compensation   are
    Seaboard's  contributions to  its  401(k)  Retirement
    Savings   Plan  on  behalf  of  the  Named  Executive
    Officers,  amounts  paid  for  disability  and   life
    insurance   and  individual  perquisites,   including
    amounts  paid as an automobile allowance,  fuel  card
    usage,  personal  usage  of  Seaboard's  airplane,  a
    gross-up  for  related  taxes  and  in  addition  for
    R. Brenneman, for  use of a company car and furnished
    housing,  as  paid by Butterball.  Reimbursement  for
    taxes  owed  on  the  above-stated  items  total   as
    follows for each of the Named Executive Officers  for
    2011:    S.   Bresky,  $18,798;  R.  Steer,  $15,779;
    D.  Dannov, $19,646; E. Gonzalez, $10,133; T. Holton,
    $8,054; and R. Brenneman, $31,628.

(5) Mr.  Holton  was  promoted  to  President of Seaboard
    Foods LLC in December 2011, and was not previously an executive officer of Seaboard.

                EMPLOYMENT ARRANGEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard  and  each  of the Named Executive  Officers
(other than T. Holton and R. Brenneman) are parties to an Employment Agreement with Seaboard. R. Brenneman's employment with Seaboard pursuant to his Employment
Agreement terminated August 31, 2011.

  Each  of  the  Employment  Agreements  contains   the
following  principal terms: (i)  a term of five  years,
commencing July 1, 2009 and terminating June 30,  2014;
(ii) payment of a minimum base salary in the amounts of
$440,000 for S. Bresky and R. Steer; and  $225,000  for
D.  Dannov and E. Gonzalez; (iii) payment of an  annual
minimum bonus in the amounts of $450,000 for S.  Bresky
and   R.   Steer;  and  $250,000  for  D.  Dannov   and
E.  Gonzalez; (iv) upon the death or termination of the
employee's employment by Seaboard due to disability  or
for  "Cause"  (as  defined) or by the employee  without
"Good Reason" (as defined), payment to the employee  of
his  accrued  salary and pro-rata bonus (based  on  the
amount paid for the previous year) through the date  of
termination   (collectively,  "Accrued  Compensation"),
payable  within  30 days of termination;  (v)  upon  an
involuntary  termination of the  employee's  employment
without  "Cause," or a resignation by the employee  for
"Good  Reason," payment to the employee of his  Accrued
Compensation and a severance ("Severance") equal to his
then  salary and most recent bonus for the  balance  of
the  term of the Employment Agreement, but not for less
than  one  year  with  respect  to  salary,  with   the
Severance  based  on  the  employee's  salary  paid  in
installments at the regular payroll payment  dates  for
one  year, with the balance of the Severance  based  on
salary and the Severance based on the employee's  bonus
paid pursuant to a lump sum at the one year anniversary
date   of   the   termination;  (vi)   confidentiality,
non-competition  and non-solicitation provisions  which
apply during the employee's employment and for a period
of  one  year after the termination of such employment,
or  two years, if the employee voluntarily resigns  for
any  reason other than for "Good Reason"; (vii) in  the
event the employee breaches any of the confidentiality,
non-competition    or   non-solicitation    provisions,
Seaboard  will not pay the Severance, and the  employee
must return all Severance already received; (viii) upon
an involuntary termination of the employee's employment
without  "Cause," or a resignation by the employee  for
"Good   Reason,"  Seaboard  must  provide  outplacement
services for up to 90 days, with an estimated  cost  to
Seaboard   of  $35,000  if  the  termination   occurred
December  31,  2011;  and (ix)  under  Seaboard's  409A
Executive  Retirement Plan (Cash Balance  Plan  in  the
case  of  E. Gonzalez), years of service credit accrues
for  the  term of the severance period, and  the  final
average   earnings  calculation  under  this  plan   is
determined considering the base salary and bonus paid during the severance period.

  Following is a summary of the amounts which would  be
paid by Seaboard to each Named Executive Officer (other
than  T.  Holton and R. Brenneman) if, on December  31,
2011,   his  employment  was  involuntarily  terminated
without "Cause," or if he resigned for "Good Reason":

                                                         Present Value
                                                         of Executive
                Accrued Bonus                 Lump Sum    Retirement
              through 12/31/11   Severance   Severance   Plan Benefit/
                -Payable 30    Payable Over Payable One  CashBalance
                 Days After     One Year in  Year After   Retirement
              Termination Date Installments Termination Plan Benefit(1)  Total
                     ($)           ($)          ($)           ($)         ($)


Steven J. Bresky     1,200,000    865,000    4,297,500    2,225,966   8,588,466
Robert L. Steer      1,100,000    660,000    3,740,000    1,390,211   6,890,211
David M. Dannov        850,000    395,000    2,717,500      812,737   4,775,237
Edward A. Gonzalez     750,000    410,000    2,490,000      453,424   4,103,424
________________

(1) Pursuant  to  the  Employment  Agreement  for  each
    Named Executive Officer (other than T.  Holton  and
    R.  Brenneman), years of service credit accrues for
    the  term  of  the severance period,  and the final
    average  earnings  calculation  is determined using
    the base  salary   and   bonus  paid   during   the
    severance period. These amounts do not include amounts payable pursuant to the 409A Executive
    Retirement Plan and Cash Balance Retirement Plan and the Seaboard Corporation Pension Plan described below.

  The  Board of Directors has approved for each of  the
Named Executive Officers (other than R. Brenneman)  the
right  to  use  Seaboard's airplane for  personal  use.
S. Bresky has been allotted 15 hours of flight time for
personal  use.   Each  of  the  other  Named  Executive
Officers  (other than R. Brenneman) has  been  allotted
10  hours  of  flight time for personal use.   Seaboard
also  will  pay  each  of the Named Executive  Officers
(other than R. Brenneman) for the incidental fees and expenses incurred related to the flights, including ground transportation, and a "tax gross-up" of the estimated federal and state income taxes each will incur as a consequence of this benefit.

                     BENEFIT PLANS

409A   Executive  Retirement  Plan  and  Cash   Balance
Retirement Plan

  The  Seaboard  Corporation 409A Executive  Retirement
Plan   (the   "Executive  Retirement  Plan")   provides
retirement benefits for a select group of the  officers
and  managers, including the Named Executive  Officers,
other  than E. Gonzalez and R. Brenneman.  R. Brenneman
ceased   accruing   a  benefit  under   the   Executive
Retirement  Plan  effective  August  31,   2011.    The
Executive   Retirement  Plan  was   amended   effective
November  2004 to give credit for all years of  service
with  Seaboard,  both  before  and  after  becoming   a
participant.  For  years of service before  becoming  a
participant (pre-participation service), the benefit is
equal to 0.65 percent of the final average remuneration
(salary   plus   bonus)   of  the   participant,   plus
0.50  percent  of  final average
remuneration of the participant  in  excess  of  Social
Security   Covered Compensation,  all multiplied by the
participant's  pre-participation service.  For years of
service   after   becoming    a    participant   (post-
participation  service), the benefit  is  equal  to 2.5
percent  of  the  final   average   remuneration of the
participant, multiplied  by the  participant's years of
post-participation service.  This amount is  reduced by
the  following:   (i)  the amount  such participant has
accrued under the Seaboard Corporation   Pension   Plan
(described below);  (ii)  the amount, if any, of frozen
benefits earned  under  the  Executive  Retirement Plan
prior  to  December 31,  1996,  pursuant  to the Frozen
Executive Benefit Plan described below;  and  (iii) the
benefit earned under the Executive Retirement Plan from
1994 through 1996 that resulted in  cash  payments from
the Plan that were based on the cost to  purchase  such
benefit.  Benefits under the Executive Retirement  Plan
are  currently  unfunded.    As of December  31,  2011,
all  of the participating Named Executive Officers were
fully vested,  as  defined  in the Executive Retirement
Plan.   The  ordinary  form of payment  of  the benefit
is pursuant to a "Single  Lump Sum  Payment,"  which is
equivalent  in  value  to the benefit described  above,
payable in "Single Life Annuity" form.   Under  certain
circumstances, the Executive Retirement Plan allows for
optional forms of payment.  If the benefit will be paid
pursuant to a lump  sum, then payment will be made upon
the  earlier  of:  (i)  the   seventh  month  following
separation  from  service;  (ii)  any change of control
of  Seaboard;  or (iii)  death.  If the benefit will be
paid pursuant  to  an  annuity, payment  will begin the
earlier  of:  (i) the  seventh  month  following normal
retirement at age 62  or older;  (ii)  death;  (iii) if
the  recipient  of  the annuity  is age 55 or over, the
seventh month following separation  of service; or (iv)
any change of control of Seaboard.   The  table  in the
Pension Benefits  section  below  shows   the   present
value  of  the  accumulative  benefit  that   would  be
payable  under  the  Executive  Retirement  Plan at the
earliest unreduced  age  (i.e.,  age   62)   for   pre-
participation  and  post-participation  service   (note
that each Named Executive participating in this plan began participation on January 1, 1994).

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Corporation Cash Balance Executive Retirement
Plan   (the  "Cash  Balance  Retirement  Plan")   which
provides retirement benefits for a select group of  the
officers    of    Seaboard's    subsidiary,    Seaboard
Marine  Ltd., including E. Gonzalez.  The Cash  Balance
Retirement  Plan was adopted to provide an  alternative
benefit  in  lieu  of  the  Executive  Retirement  Plan
because  of  a  change in tax law  which  provided  for
adverse  tax consequences to the employees of  Seaboard
Marine   Ltd.   The  benefit  under  the  Cash  Balance
Retirement  Plan  is  structured  to  approximate   the
benefit   which   would  have  been  payable   to   the
participant  had  he  remained  a  participant  in  the
Executive Retirement Plan; provided, however,  pursuant
to  the  Cash Balance Retirement Plan, each participant
must  recognize income equal to the annual increase  in
the  accrued benefit under the plan, and Seaboard makes
a  cash distribution under the plan in an amount  equal
to the estimated amount of taxes which will be incurred
by  the  participant  based on the  income  recognized,
which cash distribution is deducted from the amount  of
the  accrued benefit.  In conjunction with the adoption
of  the  plan, each participant agreed that the accrued
vested  benefit  under  the Executive  Retirement  Plan
would  be  paid pursuant to the provisions of the  Cash
Balance  Retirement Plan.  The form of payment  of  the
benefit is pursuant to a lump sum payment made upon the
earlier of:  (i) a separation of service; (ii) a change
in control of Seaboard; or (iii) death.  Payment of all
or a portion of the benefit may be delayed by up to six
months   in   accordance  with  the   then   applicable
provisions  of the Internal Revenue Code.  The  benefit
under  the  Cash Balance Retirement Plan  is  currently
unfunded.   The
table in the Pension Benefits  section below shows  the
present value  of  the  accumulative benefit that would
be payable under the Cash  Balance Retirement  Plan  at
the  earliest  unreduced   age   (i.e.,  age  62),  not
considering  the  distributions  paid  to   each   such
participant prior to age 62 in an amount equal  to  the
estimated  income  taxes  required  to  be  paid  as  a
consequence of the plan for years prior to  payment  of
the  lump sum benefit.  Note that E. Gonzalez became  a
participant  in  the  Executive  Retirement   Plan   on
January 1, 2005.  Accordingly, the table in the Pension
Benefits  section  below reflects the pre-participation
and  post-participation service  based  on  this  date.
Such   service  is  credited  under  the  Cash  Balance
Retirement Plan.

  The compensation for purposes of determining the pension benefits consists of salary and bonus. None of the benefits payable contain an offset for social security benefits.

Seaboard Corporation Pension Plan and Seaboard  Defined
Benefit Pension Plan

  Seaboard  provides defined benefits for its  domestic
salaried and clerical employees upon retirement through
the Seaboard Corporation Pension Plan (the "Corporation
Plan")  or  the Seaboard Defined Benefit  Pension  Plan
(the   "Defined   Benefit  Plan")   (collectively   the
"Plans").   Beginning  in  fiscal  1997,  each  of  the
individuals  named  in the Summary  Compensation  Table
participated   in  the  Corporation  Plan.    Effective
January   1,  2010,  the  Defined  Benefit   Plan   was
established,   receiving  assets  from   and   assuming
liabilities  of  the  Corporation  Plan.    The   Named
Executive   Officers  other  than   E.   Gonzalez   and
R.  Brenneman participate in the Corporation Plan,  and
E.  Gonzalez participates in the Defined Benefit  Plan.
R.  Brenneman  ceased participating in the  Corporation
Plan   August  31,  2011.   The  benefits   under   the
Corporation Plan and the Defined Benefit Plan  are  the
same.   Benefits  under the Plans generally  are  based
upon the number of years of service and a percentage of
final average remuneration (salary plus bonus), subject
to  limitations under applicable federal  law.   As  of
December  31, 2011, all of the Named Executive Officers
were fully vested, as defined in the Plans.  Under  the
Plans, the benefit payment for a married participant is
pursuant  to a "50 Percent Joint and Survivor Annuity."
This  means  the  participant will  receive  a  monthly
annuity  benefit for his/her lifetime, and an  eligible
surviving spouse will receive a lifetime annuity  equal
to  50  percent  of  the  participant's  benefit.   The
payment of the benefit for an unmarried participant  is
pursuant  to  a "Single Life Annuity." The Plans  allow
for   optional   forms   of   payment   under   certain
circumstances.   The normal retirement  age  under  the
Plans  is  age  65.   However, unreduced  benefits  are
available  at  age 62 with five years of service.   The
Pension Benefits table below shows the present value of the accumulated benefits that would be payable under the Plans at the earliest unreduced commencement age
(i.e., age 62).

  The  compensation,  for purposes of  determining  the
pension  benefits, consists of salary and bonus.   None
of the benefits payable contain an offset for social security benefits.

  Each  of  the  Named Executive Officers  (other  than
T.  Holton)  is 100 percent vested under  a  particular
defined   benefit  ("Benefit")  that  was   frozen   at
December  31, 1993 as part of the Plans.  A  definitive
actuarial determination of the benefit amounts was made
in  1995.   The annual amounts payable upon  retirement
after  attaining  age  62 under  this  Benefit  are  as
follows:    S.  Bresky,  $32,796;  R.  Steer,  $15,490;
R.   Brenneman,   $6,540;  D.   Dannov,   $8,346;   and
E.  Gonzalez, $2,643.  Under the Plan, the  payment  of
this  benefit  is pursuant to a "Ten-Year  Certain  and
Continuous Annuity."  This means the participant  would
receive  a monthly annuity
benefit for his/her lifetime and,  if  the  participant
dies  while  in   the   ten-year  certain  period,  the
balance of the ten-year benefit would be paid to his/her designated beneficiary. If the participant dies while employed by Seaboard or after retirement, but before the commencement of benefits, monthly payments would be made to the participant's beneficiary in the form of a 100 percent joint and survivor benefit. The
Plans allow for optional forms of payment under certain circumstances.

  The  following table sets forth the Years of Credited
Service, the Present Value of the Accumulated Benefit and the Payments during the last fiscal year, pursuant to the Plans for each of the Named Executive Officers.

                              Pension Benefits

                                                          Present     Payments
                                              Years of   Value of      During
                                              Credited  Accumulated Last Fiscal
                                               Service    Benefit       Year
   Name                    Plan Name             (#)        ($)          ($)
_______________________________________________________________________________

Steven J. Bresky  Executive Retirement Plan(1)    32    12,281,415      - 0 -
                  Corporation Plan                29       757,040      - 0 -

Robert L. Steer   Executive Retirement Plan(1)    27     7,142,527      - 0 -
                  Corporation Plan                24       416,805      - 0 -

Rodney K.         Executive Retirement Plan(1)(2) 22     5,503,930      - 0 -
Brenneman         Corporation Plan                19       260,979      - 0 -

David M.          Executive Retirement Plan(1)    24     3,807,954      - 0 -
Dannov            Corporation Plan                21       325,087      - 0 -

Edward A.         Cash Balance Retirement Plan(1) 22     2,176,165    176,884
Gonzalez          Defined Benefit Plan            22       279,925      - 0 -

Terry J.          Executive Plan(1)               17     1,765,804      - 0 -
Holton            Corporation Plan                17       325,280      - 0 -
___________

(1) Credited   years   of  post-participation   service
    for  each  of  the  Named  Executive  Officers   is
    18  years, with the exception of E. Gonzalez  whose
    credited  years of post-participation  service   is
    seven     years.   The    credited     years     of
    pre-participation service for  each  of  the  Named
    Executive  Officers is as follows:  S. Bresky,  14;
    R.  Steer,  9;  R. Brenneman, 4; D. Dannov, 6;  and
    E. Gonzalez, 15.

(2) R.  Brenneman    ceased   participating   in    the
    Executive Retirement Plan effective August 31, 2011, and will be paid his accrued benefit as a lump sum in 2012. R. Brenneman ceased accruing a benefit under the Corporation Plan effective August 31,
    2011.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus to be paid by  Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No income taxes  are
payable   by  the  participants  on  amounts   deferred
pursuant  to the Deferred Compensation Plan until  they
are paid to the participant.  The Deferred Compensation
Plan  also  provides for a Company contribution  to  be
credited   to  participants  in  an  amount  equal   to
Seaboard's  401(k)  Retirement  Savings  Plan  matching
percentage,  3  percent for 2011, of each participant's
deferral   pursuant   to  the   Plan,   and   of   each
participant's annual compensation in excess of the  Tax
Code limitation on the amount of compensation that  can
be   taken   into   account  under  Seaboard's   401(k)
Retirement  Savings  Plan (the  "401(k)  Match").   The
amount of such limitation for Seaboard in 2011 and 2010 was $245,000 and in 2009 was $230,000.

  Through  2008,  each of the Named Executive  Officers
was  a  participant in the Deferred Compensation  Plan.
Effective  January  1, 2009, the plan  was  amended  to
provide that E. Gonzalez was no longer allowed to  make
deferrals under the Deferred Compensation Plan, and the
401(k)  Match  was not made pursuant  to  the  Deferred
Compensation   Plan  for  compensation   earned   after
January 1, 2009; however, amounts deferred prior to January 1, 2009 remained subject to the plan.

  All amounts deferred and all Company contributions credited are included in the amounts reported in the Summary Compensation Table above.

                   Non-Qualified Deferred Compensation Plan

                                                                      Aggregate
                 Executive     Registrant    Aggregate                 Balance
               Contributions Contributions    Earnings   Aggregateat     Last
                  in Last       in Last        in Last   Withdrawals/   Fiscal
               Fiscal Year(1) Fiscal Year(2) Fiscal Year Distributions Year End
     Name           ($)           ($)            ($)          ($)         ($)
_______________________________________________________________________________

Steven J. Bresky    1,111,590     55,658      (287,888)      - 0 -    5,260,743
Robert L. Steer       837,955     46,707      (190,905)      - 0 -    3,412,038
Rodney K. Brenneman   575,926     29,181       (30,410)      - 0 -    2,290,787
David M. Dannov       243,665     29,655           315       - 0 -      419,726
Edward A. Gonzalez      - 0 -      - 0 -       (14,993)    (143,254)    294,832
Terry J. Holton         - 0 -     10,730        (3,384)      - 0 -       60,585
__________

(1) Represents bonus earned in 2010 and deferred when paid in 2011.

(2) Represents the 401(k) Match made by Seaboard based on 2010 compensation and 2010 bonus paid in 2011.
    2011.

  R.  Brenneman  will be paid his Deferred Compensation
Balance in 2012 pursuant to the provisions of the Plan.
The   amount  to  be  paid  to  him  will   equal   his
December 31, 2011 balance of $2,290,787, plus or minus the earnings on this balance through the date paid.

Seaboard Marine Ltd. 401(k) Excess Plan

  Effective  January  1,  2009,  Seaboard  adopted  the
Seaboard  Marine Ltd. 401(k) Excess Plan  (the  "401(k)
Excess  Plan"),  which provides a benefit  for  certain
employees    of   Seaboard   Marine   Ltd.,   including
E. Gonzalez.  Pursuant to the 401(k) Plan, participants
are   paid   an  amount  equal  to  Seaboard's   401(k)
Retirement Savings Plan matching percentage, which  for
2011,  equaled  3 percent of each participant's  annual
compensation  in excess of the Tax Code  limitation  on
the  amount  of  compensation that can  be  taken  into
account  under  Seaboard's  401(k)  Retirement  Savings
Plan.   The amount of such limitation in 2011 and  2010
for  Seaboard  was  $245,000.  The  benefit  earned  by
E.  Gonzalez pursuant to this Plan for 2010 and paid to
E. Gonzalez in 2011 was $23,009.  The benefit earned by
E.  Gonzalez  pursuant to this Plan for 2011  ($28,000)
will be paid to him in 2012, and is included in the Summary Compensation Table above.

Investment Option Plan

  For  the  years  2001-2004, Seaboard established  the
Investment  Option  Plan, which allowed  executives  to
reduce   their  compensation,  and  Seaboard  to   make
contributions,  in  exchange for an option  to  acquire
interests  measured by reference to  three  alternative
investments.   However,  as  a  result  of   U.S.   tax
legislation  passed  in  October  2004,  reductions  to
compensation and contributions by Seaboard  after  2004
were no longer allowed. The exercise price for each investment option was established based upon the fair market value of the underlying investment on the date of grant.

                                Investment Option Plan
                                                                         Net
                                               Aggregate              Aggregate
                    Aggregate                   Balance    Exercise    Balance
                     Earnings     Aggregate     at Last     Price      at Last
                     in Last     Withdrawals/    Fiscal       for       Fiscal
                   Fiscal Year  Distributions   Year End    Option     Year End
    Name               ($)           ($)           ($)        ($)         ($)
_______________________________________________________________________________

Steven J. Bresky    (243,232)       - 0 -      4,458,278    783,838   3,674,440
Robert L. Steer     (240,693)       - 0 -      4,411,721    758,938   3,652,783
Rodney K. Brenneman   (8,674)       - 0 -      1,853,104    362,798   1,490,306
David M. Dannov       (6,783)       - 0 -        124,315     21,629     102,686
Edward A. Gonzalez      - 0 -       - 0 -          - 0 -      - 0 -       - 0 -
Terry J. Holton      (49,020)       - 0 -        902,257    167,495     734,762

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan provides family medical insurance to certain members of management, including each Named Executive
Officer other than T. Holton, upon his retirement in the event he has attained age 50, and has completed at least 15 years of service. This benefit is also furnished in the event the Named Executive Officer's employment is involuntarily terminated (other than if the Named Executive Officer unlawfully converted a material amount of funds), or in the event of a change of control of Seaboard. Seaboard agreed to waive with respect to R. Brenneman the requirement that he attain age 50, and agreed that he was vested in this benefit effective August 31, 2011. Because R. Brenneman is being provided medical insurance by Butterball, he is not presently being provided any medical insurance pursuant to this Plan.

  Following is a summary of the present value cost to Seaboard of this benefit for each Named Executive
Officer (other than T. Holton), assuming that this benefit was triggered and said medical insurance began to be furnished on December 31, 2011.

                            Present Value of
                       Retiree Medical Benefit(1)
             Name                  ($)
          ________________________________________

          Steven J. Bresky       363,067
          Robert L. Steer        471,321
          Rodney K. Brenneman    512,412
          David M. Dannov        483,643
          Edward A. Gonzalez     522,998
____________

(1) To calculate the present value of this benefit, the assumptions for claims costs, health care trend, aging on claims, mortality and interest rate are the same as were used to accrue a liability on Seaboard's balance sheet.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of  management, including  R.  Steer,
D.  Dannov, E. Gonzalez and T. Holton upon a  long-term
illness  or  injury that prevents the participant  from
being able to perform his duties.  Benefits are payable
following  a 90 day elimination or waiting period.   In
conjunction   with   the  Seaboard  Corporation   Group
Long-Term Disability Plan, benefits payable are equal to 70 percent of participant's salary and bonus, up to $23,000 per month for R. Steer, and up to $18,000 per month for D. Dannov, E. Gonzalez and T. Holton.

         COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

  The   Board  of  Directors  has  responsibility   for
establishing,  implementing  and  monitoring  adherence
with  Seaboard's  compensation philosophy.   The  Board
ensures  that the total compensation paid to the  Named
Executive Officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's long-term strategic objectives.   The  Board
subjectively    evaluates    both    performance    and
compensation  to  ensure  that Seaboard  maintains  its
ability to attract and retain superior employees in key
positions,  and  that  compensation  provided  to   key
employees  remains competitive relative to compensation
paid  to  similarly  situated executives  of  our  peer
companies.   Seaboard  does  not  maintain  any  equity
compensation plans, such as stock grants or stock options, unlike most of Seaboard's peer companies.

  It  is  the  Board's philosophy that the compensation
of  its  Named Executive Officers should not be subject
to  dramatic increases or decreases based on short-term
operating  performance.   For example,  in  years  when
Seaboard  has higher than historical average  operating
results,  bonuses of the Named Executive  Officers  are
generally  higher, but not reflective of the  potential
compensation that would have been paid to the executive
through equity compensation if Seaboard maintained  any
equity  compensation  plans.   Likewise,  bonuses   for
executives generally do not decline significantly in a year when Seaboard has lower than historical average operating results.

  At  the  2011  Annual  Meeting of  Stockholders,  the
Company  provided stockholders the opportunity to  cast
an  advisory vote on executive compensation and on  the
frequency of holding future advisory votes on executive
compensation.  The stockholders voted to approve, on an
advisory  basis,  the  compensation  of  the  Company's
executive  officers, as described in  the  Compensation
Discussion and Analysis section, the tabular disclosure
regarding   such  compensation  and  the   accompanying
narrative  disclosure set forth in the  Company's  2011
annual  meeting proxy statement.  The Board viewed  the
vote  as  a  strong  expression  of  the  stockholders'
general   satisfaction  with  the   Company's   current
executive compensation programs. Consistent with the stockholders' preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Company's
Board of Directors determined that an advisory vote on the compensation of the Company's executive officers will be conducted every three years. The next such stockholder advisory vote will thus take place at the 2014 Annual Meeting of Stockholders.

Setting Executive Compensation

  Based  on  the  foregoing objectives,  the  Board  of
Directors   establishes  compensation  based   upon   a
subjective review of Company performance and individual performance.

  A    significant   factor   in   determining    total
compensation is that Seaboard does not provide any long-term incentive compensation, such as stock grants or stock options.

2011 Executive Compensation Components

  For the fiscal year ended December 31, 2011, the principal components of compensation for the Named
Executive Officers were:

     -    Base salary;

     -    Bonus;

     -    Retirement and other benefits; and

     -    Perquisites and other personal benefits.

  Salaries   and  Bonuses.   To  establish   the   base
salaries  and bonuses for the Named Executive Officers,
the    Board    of   Directors   makes   a   subjective
determination, primarily considering:

     -    Individual   review   of    the   executive's
          compensation, both individually and relative to other officers;

     -    Individual performance of the executive; and

     -    Seaboard's operating results.

The 2011 salaries for the Named Executive Officers were
established based on the estimated increase in the cost
of  living.   The  2011 bonuses of the Named  Executive
Officers are reflective of the operating results of Seaboard and/or the area of Seaboard's business for which the Named Executive Officer is responsible, although no specific targets are utilized, and a subjective evaluation of the market data. The amount of bonuses is more dependent upon Seaboard's operating results than base salaries.

  Retirement  and Other Benefits.  Each  of  the  Named
Executive  Officers  (other than  R.  Brenneman)  is  a
participant  in the Executive Retirement  Plan  or  the
Cash  Balance Retirement Plan.  The benefit under these
plans  is  generally equal to 2.5 percent of the  final
average  remuneration  (salary  plus  bonus)   of   the
participant, multiplied by the participant's  years  of
service  in the plan after January 1, 1997.  The  exact
amount  of  the benefits, the offsets thereto  and  the
benefit  for years of service prior to January 1,  1997
are set forth in more detail on page 13 of this Proxy statement.

  Seaboard  also  maintains a tax-qualified  retirement
savings   plan,  to  which  all  U.S.-based  employees,
including  the  Named  Executive Officers  (other  than
R.  Brenneman),  are  able to contribute  their  annual
compensation,  up  to  the  limit  prescribed  by   the
Internal  Revenue Service.  For 2011, Seaboard  matched
50 percent of the first 6 percent of compensation contributed to the plan. All matching contributions vest fully after completing 5 years of service.

  The    Named    Executive   Officers   (other    than
R. Brenneman), in addition to certain other executives,
are   entitled  to  participate  in  the  Non-Qualified
Deferred  Compensation Plan, which  gives  participants
(other than E. Gonzalez) the right to defer salary and bonus to be paid by Seaboard at a later time, all in accordance with applicable ERISA and income tax laws and regulations.

  Seaboard  also  maintains  for  each  of  the   Named
Executive  Officers, other than T. Holton, and  certain
other   executives  the  Seaboard  Corporation  Retiree
Medical Benefit Plan, which provides family medical insurance to each participant upon his retirement:
(i) in the event he has attained age 50, and has at least 15 years of service; or (ii) in the event the participant's employment is involuntarily terminated
(other than if the participant unlawfully converted a material amount of funds); or (iii) in the event of a change of control of Seaboard.

  The  Board  believes that Seaboard's  retirement  and
other  benefits are consistent with the  philosophy  of
Seaboard   to   provide  security  and   stability   of
employment  to  the  Named  Executive  Officers  as   a
mechanism to attract and retain these employees.

  Perquisites  and  Other Personal Benefits.   Seaboard
provides  the  Named  Executive  Officers  (other  than
R. Brenneman) with perquisites and other benefits that the Board believes are reasonable and consistent with its overall compensation program to better enable
Seaboard to attract and retain superior employees for key positions. These include an automobile allowance, fuel card usage, life insurance, disability insurance, personal use of Seaboard's airplane up to a specified number of hours, and paid time off and pay for unused paid time off.

Tax Implications

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code,  compensation  in excess of $1  million  paid  by
Seaboard  to  the Named Executive Officers (other  than
Seaboard Marine's President, Edward A. Gonzalez) is not
deductible  by Seaboard, subject to certain exceptions.
The  Board  of Directors has considered the  effect  of
Section  162(m)  of  the Code on  Seaboard's  executive
compensation.  The Named Executive Officers to whom the
162(m)  limitation applies deferred,  pursuant  to  the
Non-Qualified   Deferred   Compensation    Plan,    any
compensation for 2011 in excess of $1 million, such that Seaboard will not lose any deduction for 2011 for compensation paid to these Named Executive Officers.
The compensation in excess of $1 million paid by Seaboard Marine to Edward A. Gonzalez is not subject to
Section 162(m) of the Code.

             COMPENSATION COMMITTEE REPORT

  The  entire Board of Directors (in the absence  of  a
compensation committee) has reviewed and discussed  the
Compensation  Discussion and Analysis set  forth  above
with   management,  and  based  on  this   review   and
discussions,   has  determined  that  the  Compensation
Discussion  and  Analysis  be  included  in  Seaboard's
Annual Report on Form 10-K and this proxy statement.

  The   Board   of   Directors   is   responsible   for
establishing  the compensation for each  of  the  Named
Executive  Officers  (other  than  R.  Brenneman).   To
assist  the  Board  of  Directors in  determining  2011
bonuses  and  2012 salaries for these  Named  Executive
Officers,   S.  Bresky  and  R.  Steer  discussed   the
recommended 2011 bonuses and 2012 salaries for each  of
these  Named Executive Officers, considering Seaboard's
performance   and   each  Named   Executive   Officer's
performance  during  2011.  At the  Board  of  Director
meeting establishing the 2011 bonuses and 2012 salaries
for   these   Named  Executive  Officers  (other   than
R.  Brenneman),  S. Bresky advised the other  Board  of
Director members the 2011 bonuses and 2012 salaries  he
recommended  that the Board approve for each  of  these
Named  Executive  Officers  and  participated  in   the
discussion.  The

2011 bonuses and 2012 salaries for the  Named Executive
Officers (other than  R. Brenneman)  were  subsequently
approved   by  the  Board  of  Directors  by  unanimous
consent.  Effective September 1, 2011, the compensation
for  R. Brenneman  is  determined  by   the   Board  of
Directors of Butterball.

  The members of the Board of Directors reviewing and discussing the Compensation Disclosure and Analysis are as follows:

 Steven  J.  Bresky     Joseph  E.  Rodrigues     David A. Adamsen
 Douglas W. Baena       Edward I. Shifman, Jr.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The  Board  of Directors does not have a Compensation
Committee.   It is the view of the Board  of  Directors
that  Seaboard  need not have a Compensation  Committee
because  Seaboard is controlled by the  Seaboard  Flour
Entities,  and because the full Board of  Directors  is
able  to  perform the functions relative  to  executive
compensation.  The full Board of Directors participated
in   the   consideration  of  executive  and   director
compensation. S. Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation, other than his own compensation.

  During    2011,    Seaboard   paid   our    director,
J.  Rodrigues, $591,447 under the Executive  Retirement
Plan, the Seaboard Corporation Pension Plan and an individual retirement plan.

         RELATED PARTY TRANSACTIONS PROCEDURES

  Seaboard has no formal policy or procedure that must be followed prior to any transaction, arrangement or relationship with a related person, as defined by SEC regulations (e.g., directors, executive officers, any 5 percent shareholder, or immediate family member of any of the foregoing).

  Seaboard  has a written conflict of interest  policy,
which  requires  directors, officers and  employees  to
conduct their non-work activities in a manner that does
not  conflict  with  the  best interests  of  Seaboard.
Annually,  all  officers  and  salaried  employees  are
required  to  complete  a  form  disclosing  all  known
conflicts  of interest.  Seaboard's Director  of  Human
Resources  and  Seaboard's General Counsel  review  and
approve  any disclosed conflicts of interest.   In  the
event any of the executive officers disclosed any conflict of interest, Seaboard's General Counsel would discuss the conflict with Seaboard's Executive Vice
President,  Chief  Financial Officer and/or  Seaboard's
President and Chief Executive Officer. In the event the conflict involved Seaboard's President and Chief
Executive Officer and was otherwise material, the conflict would be reviewed and approved by Seaboard's
Board of Directors.

  In  addition to the procedures to review conflicts of
interest,  annually, Seaboard requires  each  director,
nominee  for  a  director and officer  of  Seaboard  to
complete  a questionnaire which requires disclosure  of
any  transaction  or  loan exceeding  $120,000  between
Seaboard and such person or any member of such person's
immediate   family.   Any  such  matters   which   were
disclosed  would  be  reviewed  by  Seaboard's  General
Counsel  and  discussed with Seaboard's

President and Chief Executive Officer and/or  Executive
Vice   President,   Chief   Financial  Officer   and/or
Seaboard's  Board  of  Directors,  depending   on   the
materiality of the matter. During 2011, there were no such related party transactions in excess of $120,000.

  The     standards    applied    pursuant    to    the
above-described procedures are to provide comfort  that
any  conflict of interest or related party  transaction
is  on  an arms-length basis which is fair to Seaboard.
This  is principally accomplished by ensuring that  the
Seaboard   person  entering  into  or   approving   the
transaction on behalf of Seaboard is independent of the person with the conflict of interest or engaging in the related party transaction with Seaboard.

      ITEM 2:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2012.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether  to  ratify the Audit Committee's  decision  in
this  regard.  Seaboard has been advised  by  KPMG  LLP
that  neither  it nor any member or associate  has  any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission   of  the  selection  of  the  independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A  representative of KPMG LLP will not be present  at
the  annual  meeting,  and  thus,  will  not  have   an
opportunity   to  make  a  statement  or   respond   to
questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2011 and 2010, and fees billed for other services rendered by KPMG LLP during such years.

        Type of Fee              2011          2010
      _______________________________________________

      Audit Fees(1)          $1,586,767    $1,633,939
      Audit-Related Fees(2)      18,263        25,453
      Tax Fees(3)               334,168       266,827
      All Other Fees(4)           2,780         2,085
__________

(1) Audit Fees, including those  for  statutory audits,
    include  the  aggregate  fees  paid  by  us  during
    2011 and 2010 for professional services rendered by
    KPMG LLP  for the  audit of  our  annual  financial
    statements and internal  controls  over   financial
    reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related Fees include the aggregate fees  paid
    by  us   during  2011  and  2010 for assurance  and
    related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees.

(3) Tax  Fees  include  the  aggregate fees paid by  us
    during   2011  and 2010 for  professional  services
    rendered  by  KPMG  LLP  for  tax  compliance,  tax
    advice  and  tax  planning,  including  tax   audit
    support and transfer pricing studies.

(4) All Other Fees represent miscellaneous services performed in certain foreign countries.

Pre-Approval   of   Audit  and  Permissible   Non-Audit
Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.   Prior to the engagement of the  independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees,  as  compared  to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the
Audit  Committee Chairman for engagements of less  than
$25,000.    For   informational  purposes   only,   any
pre-approval  decisions  made by  the  Audit  Committee
Chairman  are  reported at the Audit  Committee's  next
scheduled  meeting.   The percentage  of  audit-related
fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2011 was 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The  Audit  Committee  of Seaboard  is  comprised  of
three  directors who are "independent," as  defined  by
the  NYSE Amex Equities listing standards, and operates
under  a  written charter.  The Audit Committee Charter
is     available    on    Seaboard's     website     at
www.seaboardcorp.com.

  The   Audit   Committee  has  reviewed  the   audited
financial statements for fiscal year 2011 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended,
"Communication with Audit Committees with Governance," as adopted by the PCAOB in Rule 3200T.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by applicable requirements  of  the
Public Company Accounting Oversight Board regarding the
independent  auditor's communications  with  the  Audit
Committee  concerning independence, and  has  discussed
with the independent auditors their independence.   The
Audit  Committee  has  concluded that  the  independent
auditors   currently   meet   applicable   independence
standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2011.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the other materials referred to above and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2011.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

 Douglas W. Baena (Chair)    David A. Adamsen    Edward I. Shifman, Jr.

ITEM 3: STOCKHOLDER PROPOSAL TO ENCOURAGE MANAGEMENT TO
CREATE  AND  ANNOUNCE  A  PLAN  FOR  PHASING  OUT   THE
CONFINEMENT OF BREEDING PIGS IN GESTATION CRATES

Stockholder Proposal

  The  Humane  Society  of the United  States,  2100  L
Street, NW, Washington, DC  20037, which owns at  least
$2,000 in market value of our Company's common stock, proposes the adoption of the following resolution, and has furnished the following statement in support of its proposal:

          RESOLVED,    that    the    shareholders
     encourage management to create and announce a plan, by October 2012, for phasing out the confinement of breeding pigs in gestation crates.

  Supporting Statement: Seaboard has failed to  address
a  major area of concern regarding animal abuse in  its
operations: the confinement of pigs in gestation crates
-  cages  that virtually immobilize animals for  nearly
their  entire lives, preventing them even from  turning
around.   This  is both a social and economic  concern.
Please consider the following:

Legislation

Eight   U.S.  states  have  passed  laws  to  ban   the
confinement of breeding pigs in gestation crates.

Retailer Progress

  Wendy's,   Burger   King,   Chipotle,   Carl's   Jr.,
Hardee's, Sonic, Quiznos, Wolfgang Puck, Safeway, Whole
Foods, Harris Teeter, and Winn-Dixie are among the retailers that have begun transitioning away from pork produced using gestation crates.

Competitive Landscape

  Smithfield - the world's largest pork producer and  a
Seaboard competitor - has publicly committed to  ending
its  use  of  gestation crates,  and  intends  to  have
converted  30 percent of its pigs to group  housing  by
the  end of 2011.  Cargill (a Seaboard competitor)  has
converted  50  percent  of its  company-owned  breeding
facilities   to  group  housing.   Maple   Leaf   Foods
(Canada's largest pork producer) has also pledged to end its use of gestation crates.

Economics

  Iowa   State  University,  supported  by  the   USDA,
conducted a two-and-a-half year study that concluded it can save producers 11 percent on production costs to breed pigs without gestation crates.

Public Sentiment

  An  American Farm Bureau-funded poll found 95 percent
of  Americans  believe farm animals should  be  treated
well,  and that only 18 percent think gestation  crates
are   humane.   "Torture  on  the  Farm,"  an  American
Conservative  cover  story,  focused  on  the   cruelty
inherent in gestation crates. Time magazine, Fox News, The New York Times, and The Wall Street Journal have covered the issue, and Oprah Winfrey dedicated an episode to the extreme confinement of farm animals.

Sound Science

  Renowned farm animal expert, Dr. Temple Grandin,  has
repeatedly   condemned   gestation   crates,    saying,
"Gestation  stalls  have got  to  go."   A  prestigious
commission  on  farm animals, including a  former  U.S.
Secretary of Agriculture, concluded that gestation crates should be phased out.

  The confinement of pigs in gestation crates is a major social issue. Legislation, science, economic, corporate buying practices and public sentiment support moving away from them. Seaboard appears to be behind its competition on this issue.

  Accordingly, we urge shareholders to vote FOR this resolution, which would simply encourage management to move away from gestation crates.

Company Response to Stockholder Proposal

  Seaboard is committed to the proper and humane treatment of animals in our integrated food system, and we believe food animals can and should be raised, transported and processed using procedures that are safe and free from cruelty and neglect.

  As   part  of  our  animal  welfare  commitment,   we
continuously evaluate our animal care program  and  use
third-party animal welfare auditing services, including
FACTA,  LLC, an independent, science-based animal  care
training and auditing company with credentialed  animal
welfare  auditors  and  educators.   In  addition,  all
supervising employees caring for hogs are certified  in
the  National Pork Board's Pork Quality Assurance  Plus
(PQA   Plus)   program,  and  Seaboard  personnel   and
contractors  who  transport hogs  to  Seaboard's  plant
receive     Transport    Quality    Assurance     (TQA)
certification.

  Seaboard recognizes animal welfare programs  must  be
based  on sound science, while at the same time finding
a  balance  with societal concerns.  Such is  the  case
with   housing  for  gestating  sows.   Animal  welfare
experts  and professional groups have found  no  single
method  for  housing  gestating sows  that  is  clearly
better  than  the  other  when managed  properly.   The
Seaboard  integrated system uses both stalls and  group
pens  to house gestating sows with the majority  housed
in   stalls,  as  does  most  of  the  pork  production
industry.

  In  sum,  the stockholder proposal is not  necessary.
The Board of Directors believes the stockholders will be better served by having Seaboard continue its efforts to employ industry best practices and stay apprised of leading research in order to make informed decisions regarding animal welfare.

  For  the  foregoing reasons, your Board of  Directors
recommends  a  vote  AGAINST  the  adoption   of   this
stockholder proposal.

                     OTHER MATTERS

  The notice of meeting provides for the election of directors, the selection of independent auditors, the stockholder proposal described in Item 3 above, and for the transaction of such other business, as may properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2011, all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed, except that Terry J. Holton inadvertently did not timely file with the SEC a Form 3 reporting his ownership of shares of Seaboard common stock upon the determination that he constituted an executive officer of Seaboard.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2013 annual  meeting  of
stockholders  will  be held on  April  22,  2013.   Any
stockholder  who intends to present a proposal  at  the
2013  annual  meeting  must  deliver  the  proposal  to
Seaboard  at  9000  West 67th Street, Shawnee  Mission,
Kansas  66202,  Attention:  David  M.  Becker  by   the
applicable deadline below:

  -  If  the  stockholder   proposal  is  intended  for
     inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no later than November 7, 2012. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

  -  If  the  stockholder  proposal  is to be presented
     without  inclusion  in  Seaboard's proxy materials
     for  that  meeting,  Seaboard  must  receive   the
     proposal no later than January 23, 2013.

  Proxies solicited in connection with the 2013  annual
meeting  of  stockholders will confer on the  appointed
proxies  discretionary  voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials, unless the proposing stockholder notifies Seaboard by January 21, 2013 that such proposal will be made at the meeting.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2011, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2010,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202.  Seaboard's
Annual Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements, annual  reports  and
notices  of  internet availability of  proxy  materials
with  respect to two or more stockholders  sharing  the
same  address by delivering a single package  of  these
materials   addressed  to  those  stockholders.    This
process,   which   is   commonly   referred    to    as
"householding," potentially means extra convenience for stockholders and cost savings for companies.

  We  have adopted a "householding" procedure that  you
may wish to follow.  If you are receiving multiple sets
of  proxy  materials  and wish to  have  your  accounts
householded,    call    Shareholder    Relations     at
(913)   676-8800   or  send  written  instructions   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202. If you no longer wish to participate in householding (and instead wish that each stockholder sharing the same address with you receives a complete set of proxy materials), you must provide written notification to Shareholder
Relations  to  withhold your consent for  householding.
We will act in accordance with your wishes within 30 days after receiving such notification.

  Many  brokerage firms participate in householding  as
well.   If  you  have a householding request  for  your
brokerage account, please contact your broker.

                YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

    We encourage you to take advantage of Internet or telephone voting.
             Both are available 24 hours a day, 7 days a week.

 Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.



SEABOARD CORPORATION                                 INTERNET
                                          http://www.proxyvoting.com/seb
                                           Use the Internet to vote your
                                        proxy. Have your proxy card in hand
                                           when you access the web site.

                                                        OR

                                                     TELEPHONE
                                                  1-866-540-5760
                                        Use any touch-tone telephone to
                                        vote your proxy. Have your
                                        proxy card in hand when you
                                        call.

                                        If  you vote your proxy by Internet
                                        or by telephone, you do NOT need to
                                        mail back your proxy card.

                                        To  vote  by mail, mark,  sign  and
                                        date your proxy card and return  it
                                        in    the   enclosed   postage-paid
                                        envelope.

                                        Your Internet or telephone vote
                                        authorizes the named proxies to
                                        vote your shares in the same manner
                                        as if you marked, signed and
18344                                   returned your proxy card.

                           FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS    Please
INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE      mark your
DIRECTORS, "FOR" ITEM 2 AND "AGAINST" ITEM 3.                  votes as
                                                               indicated   [X]
                                                               in this
                                                               example

                                                       FOR
                                FOR    WITHHOLD        WITH
1.    ELECTION OF DIRECTORS     ALL     FOR ALL    *EXCEPTIONS
      Nominees:
                                [ ]       [ ]          [ ]



01 Steven J. Bresky
02 David A. Adamsen
03 Douglas W. Baena
04 Joseph E. Rodrigues
05 Edward I. Shifman Jr.                                    FOR AGAINST ABSTAIN

                                      2. Ratify the         [ ]   [ ]    [ ]
INSTRUCTIONS: To withhold authority      appointment of
to vote for any individual nominee,      KPMG LLP as
mark the "Exceptions" box above and      independent
write the number preceding that          auditors fo the
nominee's name in the space provided     Company.
below. In such case, this proxy will
be voted for all directors except as  3. Stockholder        [ ]   [ ]    [ ]
listed by number.)                       proposal to
                                         encourage
*Exceptions                              management to
                                         create and
____________________________________     announce a plan
                                         for phasing
                                         out the
                                         confinement of
                                         breeding pigs
                                         in gestation
                                         crates.


                                         Mark Here for             [ ]
                                         Address Change
                                         or Comments
                                         SEE REVERSE


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature______________________  Signature_____________________  Date__________

 You can now access your Seaboard Corporation account online.

 Access   your   Seaboard   Corporation   account   online   via   Investor
 ServiceDirect (ISD).

 The transfer agent for Seaboard Corporation, now makes it easy and convenient to get current information on your shareholder account.

   - View account status            - View payment history for dividends
   - View certificate history       - Make address changes
   - View book-entry information    - Obtain a duplicate 1099 tax form

  Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess

       For Technical Assistance Call 1-877-978-7778 between 9am-7pm

                        Monday-Friday Eastern Time

                          Investor ServiceDirect

                Available 24 hours per day, 7 days per week

                     TOLL FREE NUMBER: 1-800-370-1163


  Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect at www.bnymellon.com/shareowner/equityaccess
  where  step-by-step  instructions  will  prompt  you   through enrollment.













                            FOLD AND DETACH HERE

                                   PROXY
                           SEABOARD CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 23, 2012

 The undersigned hereby appoints Steven J. Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Seaboard Corporation (the "Company") on April 23, 2012, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

         Address Change/Comments           SHAREOWNER SERVICES
   (Mark the corresponding box on the      P.O. BOX 3550
              reverse side)                SOUTH HACKENSACK, NJ 07606-9250



                                                                 18344
(Continued and to be marked, dated and signed, on the other side)